Investor Conference December 13, 2007 * * * * * * * * *********************** Exhibit 99.2

Reconciliation_InvestorConf2007
Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow
$ Millions
*Excludes cash flow related to Blackhawk’s gift card payables and receivables
$639.0 $814.6 $1,156.1 $567.5 $427.2
$400.0-
$600.0
$500.0-
$700.0 Free cash flow
- - - - 49.5 - -
Cash used for
acquisitions, net of
tax benefits
- - - - (62.6) - -
Interest earned on
favorable income
tax settlement, net
of tax
(1,395.7) (795.0) (1,070.3) (1,313.5) (1,734.7)
(1,600.0)-
(1,700.0)
(1,650.0)-
(1,720.0)
Net cash flow used
by investing
activities
$2,034.7 $1,609.6 $2,226.4 $1,881.0 $2,175.0
$2,100.0-
2,200.00
$2,220.0-
2,350.0
Net cash flow from
operating activities
2002 2003 2004 2005 2006
2007
Guidance*
2008
Forecast*

Reconciliation_InvestorConf2007
$Millions
7.4x
$1,981.2
8.9
(10.5)
-
-
-
20.9
35.2
6.9
728.0
268.5
336.1
$587.2
Add (subtract):
- - - - 9.0
Dividend received from unconsolidated
affiliates
1,288.0 729.1 - - - Goodwill impairment charges
700.0 - - - -
Cumulative effect of accounting change
0.2 7.1 (12.6) (15.8) (21.1)
Equity in (earnings) losses of
unconsolidated affiliates
$3,335.1 $2,537.5 $2,111.3 $2,306.9 $2,707.0 Total Adjusted EBITDA
- 10.6 - - -
Miscellaneous equity investment
impairment charge
213.1 344.9 39.4 78.9 39.2 Property impairment charges
888.3 863.6 894.6 932.7 991.4 Depreciation
(17.6) (1.3) (15.2) (0.2) 1.2 LIFO expense (income)
- - - 59.7 51.2 Stock option expense
7.7x 5.7x 5.1x 5.7x 6.8x
Adjusted EBITDA as a multiple of interest
expense
430.8 442.4 411.2 402.6 396.1 Interest expense
660.4
310.9 233.7 287.9 369.4 Income taxes
$(828.1) $(169.8) $560.2 $561.1 $870.6 Net income (loss)
2002 2003 2004 2005 2006
Reconciliation of Net Income to Adjusted
EBITDA (Interest Coverage)
36 Wks Ended
Sept. 8, 2007

Reconciliation_InvestorConf2007
Reconciliation of Net Cash Flow from Operating
Activities to Adjusted EBITDA
$Millions
32.0 12.1 15.1 18.1 29.2 23.5 Contribution to pension plans
$1,981.2
(8.9)
144.1
19.4
0.6
(50.1)
-
268.5
336.1
$1,248.0
$3,335.1 $2,537.5 $2,111.3 $2,306.9 $2,707.0 Total adjusted EBITDA
(7.8) (8.2) (14.5) (14.4) (4.1) Other
310.5 263.0 (538.2) (310.9) (181.4) Changes in working capital items
(19.3) 13.4 (20.6) (13.6) 17.8
Gain (loss) on property retirements
and lease exit activities, net
(11.0) (52.7) (118.1) (44.1) (10.8) Accrued claims and other liabilities
Add (subtract):
430.8 442.4 411.2 402.6 396.1 Interest expense
(30.3) (130.9) (112.9) (115.6) (83.1) Net pension expense
(64.9) 77.9 29.2 215.9 (1.1) Deferred income taxes
660.4 310.9 233.7 287.9 369.4 Income taxes
$2,034.7 $1,609.6 $2,226.4 $1,881.0 $2,175.0
Net cash flow from operating
activities
2002 2003 2004 2005 2006
36 Weeks
Ended
Sept. 8, 2007

Reconciliation_InvestorConf2007
Reconciliation of Gross Margin
BP Change
Excluding Fuel and Unusual Items
14
-
-
6
8
37 (26) 17 15 25
Basis point change in gross margin,
excluding fuel and unusual items
41 - - - - Impact of Vons strike
- - - - - Impact of inventory adjustment
40 39 28 28 30 Fuel
(44) (65) (11) (13) (5) Basis point change in gross margin
2004 2005 2006 Low High
Basis point increase (decrease) over prior year:
36 Weeks
Ended
Sept. 8, 2007
2007 Guidance

Reconciliation_InvestorConf2007
Excluding Fuel and Unusual Items
(10)
7
-
-
-
-
-
(17)
38 39 32 13 20 19
Fuel
(29) (22) - - - -
Vons strike
(9) - (7) 15 - -
Labor buyout and health and welfare
contributions
- - (15) - - -
Stock option expense
98 87 (59) (36) (5) (15)
Basis point change in operating and
administrative expense, excluding
fuel and unusual items
(30) 77 13 - - -
Impairment charges (incl.
Dominick’s)
- - (29) 29 - - Texas store closures
Unusual items:
128 (7) (53) (93) (25) (34)
Basis point change in operating and
administrative expense
2003 2004 2005 2006 Low High
Reconciliation of Operating & Administrative
Expense BP Change
Basis point increase (decrease) over prior year:
2007 Guidance
36 Weeks
Ended
Sept. 8, 2007

Reconciliation_InvestorConf2007
Reconciliation of Operating Profit Margin
Basis Point Change Excluding Fuel
2008 Guidance
35 15
Operating Profit Margin
Excluding Fuel
5 5 Fuel Impact
30 10 Operating Profit Margin
High Low
Basis point increase over prior year:

Reconciliation_InvestorConf2007
EPS History
As Adjusted for Unusual Items
*Adjusted for a two-for-one stock split effected February 25, 1998 and a two-for-one stock split effected January 30, 1996.
2006
$1.94
($0.10)
($0.12)
$1.72
22.9%
*
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
EPS as reported $0.09 $0.25 $0.49 $0.67 $0.97 $1.12 $1.59 $1.88 $2.13 $2.44 ($1.77) ($0.38) $1.25 $1.25
Adjustments:
Extraordinary loss $0.06 $0.02 $0.13
Cumulative effect of accounting change $0.06
Dominick's impairment/closures/tax adj. $2.73 $1.05 $0.06
Randall's impairment $1.72 $1.00
Randall's store closures $0.15
Furrs/Homeland lease write-offs $0.05
Future Beef write-off $0.06
Restructuring & transition charges $0.03 $0.02 $0.09 $0.04
Labor buyouts/unusual contributions $0.06 $0.03 $0.08
Accrual for rent holidays $0.02
Miscellaneous investment write-offs $0.04 $0.01
Inventory adjustments $0.10
Stock option expense ($0.01) ($0.01) ($0.01) ($0.01) ($0.01) ($0.01) ($0.03) ($0.03) ($0.06) ($0.08) ($0.11) ($0.12) ($0.10)
Certain tax adjustments ($0.11) ($0.08)
Tax settlement
EPS as adjusted $0.23 $0.32 $0.50 $0.66 $0.96 $1.24 $1.56 $1.85 $2.07 $2.51 $2.66 $1.70 $1.15 $1.40
% change 39.1% 56.3% 32.0% 45.5% 29.2% 25.8% 18.6% 11.9% 21.3% 6.0% -36.1% -32.4% 21.7%

Reconciliation_InvestorConf2007
Non-Fuel ID Sales 3.3% 3.6% - 3.8% 3.7%
Gross Margin 15 - 25 BPs 15 - 25 BPs 14 BPs
Improvement (X Fuel)
O&A Improvement 5 - 15 BPs 5 - 15 BPs 10 BPs
(X Fuel)
Free Cash Flow* $400 - $600 $400 - $600
EPS $1.90 - $2.00 $1.95 - $2.00
2007 Investor Guidance
Original
Revised
Q3 YTD
Actual
*Excludes Blackhawk Gift Card payables, net of receivables
See Website for reconciliation

Reconciliation_InvestorConf2007
Financial Guidance For 2008
EPS (53 wks) $2.25 - $2.35
(52 wks) $2.21 - $2.31
Non fuel ID sales 3.0% - 3.2%
Operating profit margin change
1
15 - 35 bps
Cash capital spending $1.70 - $1.75B
Free cash flow
2
$500 - $700M
1 Excludes Fuel, see website for reconciliation
2 Excludes BHN Gift Card payables, net of receivables

Reconciliation_InvestorConf2007
Long Term Outlook
ID Sales X-Fuel 3.0% - 4.0% NC
Operating profit margin X-Fuel 5.5% - 6.0% 6.0% - 6.5%
Depreciation 2.5% NC
Annual EPS Growth 12.0% - 15.0% NC
Current Revised

Reconciliation_InvestorConf2007
1.5 - 1.7
1.4 - 1.6
1.2 - 1.4
0.6 - 0.7
0.5 - 0.7
0.4 - 0.6
0.4
0.6
2005 2006 2007G 2008G 2009E 2010E 2011E 2012E
Free Cash Flow
$ Billions
1.4 1.7 1.7 1.7 1.8 1.4 1.4 1.4
Capital Spending
See website for reconciliation

13 Reconciliation_InvestorConf2007 Rollout of Lifestyle Stores 1 8 26 43 59 75 90 '03 '04 '05 '06 '07E '08E '09E % of Stores Completed 20 144 458 751 1,024 1,298 1,568

Reconciliation_InvestorConf2007
Current ID Results for Lifestyle Stores
100
32 32
29

1st Yr 2nd Yr 3rd Yr 4th Yr Non-LS
Store Count
ID Contribution*
Lifestyle
Non-Lifestyle
Lifestyle Sales Change by Year
47%
53%
89%
11%
* IDs are based on first 36 weeks of 2007
Indexed
Adj. for competitive openings
Yr 1 sales vs. Proforma Base, Yr 2 - Yr 4 Prior Year
Yr 2 - Yr 4 excluding Grand opening Promo Period
Data Incl thru week 44, 2007

* * * * * * * * * **********************